Exhibit 10.7

October 15, 2004

Lyndon A. Smith, President
Employer Plan Services, Inc.
2180 N. Loop West, #400
Houston, Texas 77018

Re:	Line of Credit Loan
_______________________

Dear Mr. Smith:

The Promissory Note executed by Employer Plan Services, Inc. (“Borrower”) to Brokers National Life Assurance Company (“Lender”) dated October 15, 2002 in the principal amount of $200,000 is due to expire on October 15, 2004. Additional security for the payment of the note has been provided by the Borrower's stockholders, Lyndon A. Smith and Sally A. Dwyer (the “Guarantors”) in the form of a Commercial Guaranty executed by each of the Guarantors and dated October 15, 2002. At your request, we have agreed to extend and renew the note for an additional term with payments to be made as follows: interest only on the outstanding principal balance until August 1, 2005; thereafter the note will be paid in 60 equal monthly installments of principal and interest until paid in full beginning August 15, 2005. All terms, provisions and conditions of the note, promises, agreements, undertakings, security agreements, or other documents or commitments and Commercial Guaranty, or any combination of those actions or documents, shall remain the same and shall continue in full force and effect until the outstanding principal balance and accrued interest shall be paid in full. The undersigned Guarantors, as owners of all of the issued and outstanding capital stock of the Borrower and as the sole members of the Board of Directors of the Borrower, hereby certify, agree to the terms of this letter agreement and do hereby represent and warrant that all corporate action necessary to enter into and execute this Letter Agreement has been taken, and that they are duly authorized to execute this Letter Agreement on behalf of the Borrower. If this letter correctly sets forth our agreements and understandings, please affix your signatures to a copy of this letter and return it to the undersigned.

Yours very truly,

BROKERS NATIONAL LIFE
ASSURANCE COMPANY

/s/ Barry N. Shamas

                                      Barry N. Shamas
Executive Vice President

ACKNOWLEDGMENT OF AGREEMENT:

EMPLOYER PLAN SERVICES, INC.

By: /s/ Lyndon A. Smith
____________________________
Lyndon A. Smith
President and Director

By: /s/ Sally A. Dwyer
_______________________________
Sally A. Dwyer
Vice President and Director

GUARANTORS:

By: /s/ Lyndon A. Smith
_______________________________
Lyndon A. Smith

By: /s/ Sally A. Dwyer
_______________________________
Sally A. Dwyer

E-33